UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2008

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2008, the Compensation Committee of the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) authorized the Company to pay cash bonuses to certain employees and consultants of the Company in recognition of their contribution to the Company’s recent sale of properties in Louisiana.  The amounts of the bonuses that were authorized to be paid to each of the Company’s named executive officers, as shown in the Company’s proxy statement dated March 25, 2008, are set forth below:

Officer	Cash Bonus Amount
L. Paul Latham	$ 175,000
Mel G. Riggs	$ 175,000
Patrick C. Reesby	$ 450,000
T. Mark Tisdale	$ 15,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	May 8, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and
Chief Operating Officer

Date:	May 8, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and
Chief Financial Officer